
                                  CINERGY CORP.
                       CONSOLIDATING STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                (dollars in thousands, except per share amounts)
                                                                                       Consolidated      Consolidated
                                                                      Cinergy       The Cincinnati Gas    PSI Energy,
                                                      Cinergy Corp. Services, Inc. & Electric Company 1/    Inc. 1/
                                                     ---------------------------------------------------------------

OPERATING REVENUES
  Electric
    Non-affiliated companies                          $        -    $        -          $2,120,594        $2,108,475
    Affiliated companies                                       -       416,342              54,267            27,231
  Gas
    Non-affiliated companies                                   -             -             374,390                 -
    Affiliated companies                                       -             -               1,623                 -
  Other                                                        -             -                   -                 -
                                                      -----------  ------------  ------------------     -------------
                                                               -       416,342           2,550,874         2,135,706

OPERATING EXPENSES
  Fuel used in electric production                             -             -             340,593           396,644
  Gas purchased                                                -             -             171,997                 -
  Purchased and exchanged power
    Non-affiliated companies                                   -             -             701,767           769,005
    Affiliated companies                                       -             -              24,130            48,004
  Operation and maintenance                                7,052       400,500             416,257           460,707
  Depreciation and amortization                                -         6,869             204,468           136,402
  Taxes other than income taxes                              308         8,533             212,193            52,920
                                                      -----------  ------------  ------------------     -------------
                                                           7,360       415,902           2,071,405         1,863,682

OPERATING INCOME (LOSS)                                   (7,360)          440             479,469           272,024

EQUITY IN EARNINGS OF CONSOLIDATED SUBSIDIARIES          423,084             -                   -                 -
EQUITY IN EARNINGS OF UNCONSOLIDATED SUBSIDIARIES          2,753             -                   -                 -
GAIN ON SALE OF INVESTMENT IN UNCONSOLIDATED
  SUBSIDIARY                                                   -             -                   -                 -
MISCELLANEOUS - NET                                       17,456           443              (2,480)              655
INTEREST                                                  43,812           369              99,737            86,265
                                                      -----------  ------------  ------------------     -------------
INCOME (LOSS) BEFORE TAXES                               392,121           514             377,252           186,414
INCOME TAXES                                             (11,520)          514             143,676            69,215
PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES                -             -                   -                 -
                                                      -----------  ------------  ------------------     -------------
NET INCOME (LOSS)                                       $403,641    $        -            $233,576        $  117,199
PREFERRED DIVIDEND REQUIREMENT                                 -             -                 856             4,601
                                                      -----------  ------------  ------------------     -------------
INCOME APPLICABLE TO COMMON STOCK                       $403,641    $        -            $232,720        $  112,598

AVERAGE COMMON SHARES OUTSTANDING

EARNINGS PER COMMON SHARE

EARNINGS PER COMMON SHARE - ASSUMING DILUTION

DIVIDENDS DECLARED PER COMMON SHARE


1/     See accompanying consolidating statement of income (loss).




                                  CINERGY CORP.
                 CONSOLIDATING STATEMENTS OF INCOME (C0NTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                (dollars in thousands, except per share amounts)
                                                          Consolidated            Consolidated
                                                             Cinergy                Cinergy                         Consolidated
                                                        Investments, Inc. 1/  Global Resources, Inc.  Eliminations  Cinergy Corp.
                                                        -------------------------------------------------------------------------

OPERATING REVENUES
  Electric
    Non-affiliated companies                              $   26,252            $     57,578       $        -         $4,312,899
    Affiliated companies                                           -                       -         (497,840)                 -
  Gas
    Non-affiliated companies                               1,221,756                       -                -          1,596,146
    Affiliated companies                                           -                       -           (1,623)                 -
  Other                                                       24,991                   3,852                -             28,843
                                                         -----------            ------------       ----------        -----------
                                                           1,272,999                  61,430         (499,463)         5,937,888

OPERATING EXPENSES
  Fuel used in electric production                             1,261                  22,806                -            761,304
  Gas purchased                                            1,212,115                       -             (119)         1,383,993
  Purchased and exchanged power
    Non-affiliated companies                                  28,221                       -                -          1,498,993
    Affiliated companies                                           -                       -          (72,134)                -
  Operation and maintenance                                   59,551                  46,293         (409,306)           981,054
  Depreciation and amortization                                6,242                   6,802           (6,963)           353,820
  Taxes other than income taxes                                2,023                     168          (10,644)           265,501
                                                         -----------            ------------        ----------       -----------
                                                           1,309,413                  76,069         (499,166)         5,244,665

OPERATING INCOME (LOSS)                                      (36,414)                (14,639)            (297)           693,223

EQUITY IN EARNINGS OF CONSOLIDATED SUBSIDIARIES                    -                       -         (423,084)                 -
EQUITY IN EARNINGS OF UNCONSOLIDATED SUBSIDIARIES             (1,565)                 59,586           (2,753)            58,021
GAIN ON SALE OF INVESTMENT IN UNCONSOLIDATED
  SUBSIDIARY                                                       -                  99,272                -             99,272
MISCELLANEOUS - NET                                           (2,379)                  9,610          (21,274)             2,031
INTEREST                                                       4,458                  25,628          (25,491)           234,778
                                                         ------------           -------------       ----------       -----------
INCOME BEFORE TAXES                                          (44,816)                128,201         (421,917)           617,769
INCOME TAXES                                                 (25,118)                 30,736            1,168            208,671
PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES                    -                       -            5,457              5,457
                                                         ------------           -------------       ----------       -----------
NET INCOME (LOSS)                                        ($   19,698)           $     97,465        ($428,542)        $  403,641
PREFERRED DIVIDEND REQUIREMENT                                     -                       -           (5,457)                 -
                                                         ------------           -------------       ----------        -----------
INCOME APPLICABLE TO COMMON STOCK                        ($   19,698)           $     97,465        ($423,085)        $  403,641

AVERAGE COMMON SHARES OUTSTANDING                                                                                     $  158,863

EARNINGS PER COMMON SHARE                                                                                             $     2.54

EARNINGS PER COMMON SHARE - ASSUMING DILUTION                                                                         $     2.53

DIVIDENDS DECLARED PER COMMON SHARE                                                                                   $     1.80


1/     See accompanying consolidating statement of income (loss).



                                                                        CINERGY CORP.
                                                                 CONSOLIDATING BALANCE SHEET
                                                                      DECEMBER 31, 1999

                                                                   (dollars in thousands)

                                                                                       Consolidated
                                                     Cinergy         Cinergy        The Cincinnati Gas
                                                      Corp.       Services, Inc.   & Electric Company 1/
                                                   -----------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                            $ 12,353       $   1,224                $  9,554
  Restricted deposits                                         -             496                     132
  Notes receivable                                            -               -                       -
  Notes receivable from affiliated companies                  -           6,707                       -
  Accounts receivable - net                                 639             323                 279,591
  Accounts receivable from affiliated companies         276,086          42,795                  12,718
  Materials, supplies, and fuel - at average cost             -               -                  98,999
  Prepayments and other                                   1,000              50                  35,527
  Energy risk management current assets                       -               -                  63,926
                                                   -------------  --------------   ---------------------
                                                        290,078          51,595                 500,447

UTILITY PLANT - ORIGINAL COST
  In service
    Electric                                                  -               -               4,875,633
    Gas                                                       -               -                 824,427
    Common                                                    -               -                 189,124
                                                   -------------  --------------   ---------------------
                                                              -               -               5,889,184
  Accumulated depreciation                                    -               -               2,279,587
                                                   -------------  --------------   ---------------------
                                                              -               -               3,609,597
  Construction work in progress                               -               -                 153,229
                                                   -------------  --------------   ---------------------
         Total utility plant                                  -               -               3,762,826

OTHER ASSETS
  Regulatory assets                                           -               -                 536,224
  Investments in consolidated subsidiaries            2,801,415               -                       -
  Investments in unconsolidated subsidiaries             (4,100)              -                       -
  Energy risk management non-current assets                                                         7,368
  Other                                                  20,492          45,273                 109,753
                                                   -------------  --------------   ---------------------
                                                      2,817,807          45,273                 653,345

                                                    $ 3,107,885        $ 96,868             $ 4,916,618

1/ See accompanying consolidating balance sheets.



                                                                            CINERGY CORP.
                                                                CONSOLIDATING BALANCE SHEET (CONTINUED)
                                                                           DECEMBER 31, 1999

                                                                        (dollars in thousands)
                                                                    Consolidated     Consolidated
                                                     Consolidated      Cinergy          Cinergy
                                                      PSI Energy,   Investments,   Global Resources                  Consolidated
                                                         Inc.         Inc. 1/          Inc. 1/        Eliminations   Cinergy Corp.
                                                   -------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                            $  8,842      $ 32,982           $ 16,964             $ -       $ 81,919
  Restricted deposits                                         -             -                  -               -            628
  Notes receivable                                          481             -                  -               -            481
  Notes receivable from affiliated companies             60,360             -                  -         (67,067)             -
  Accounts receivable - net                             253,022       134,033             38,459               1        706,068
  Accounts receivable from affiliated companies          42,715         5,357                 66        (379,737)             -
  Materials, supplies, and fuel - at average cost       103,490           920              2,340               -        205,749
  Prepayments and other                                  36,173         2,159              2,792               -         77,701
  Energy risk management current assets                  63,927         3,292                  -               -        131,145
                                                  -------------- -------------  -----------------  --------------    -----------
                                                        569,010       178,743             60,621        (446,803)     1,203,691

UTILITY PLANT - ORIGINAL COST
  In service
    Electric                                          4,539,111             -                  -               -      9,414,744
    Gas                                                       -             -                  -               -        824,427
    Common                                                    -             -                  -               -        189,124
                                                  -------------- -------------  -----------------  --------------    ----------
                                                      4,539,111             -                  -               -     10,428,295
  Accumulated depreciation                            1,980,290             -                  -               -      4,259,877
                                                  -------------- -------------  -----------------  --------------    ----------
                                                      2,558,821             -                  -               -      6,168,418
  Construction work in progress                          95,825             -                  -               -        249,054
                                                  -------------- -------------  -----------------  --------------    ----------
         Total utility plant                          2,654,646             -                  -               -      6,417,472

OTHER ASSETS
  Regulatory assets                                     518,788             -                  -               -      1,055,012
  Investments in consolidated subsidiaries                    -             -                  -      (2,801,415)             -
  Investments in unconsolidated subsidiaries                  -       282,061             76,792           4,100        358,853
  Energy risk management non-current assets               7,368        11,888                  -               -         26,624
  Other                                                  85,024        92,202            202,552               -        555,296
                                                  -------------- -------------  -----------------  --------------    ----------
                                                        611,180       386,151            279,344      (2,797,315)     1,995,785

                                                    $ 3,834,836     $ 564,894          $ 339,965    $ (3,244,118)   $ 9,616,948

1/ See accompanying consolidating balance sheets.


                                                                            CINERGY CORP.
                                                                     CONSOLIDATING BALANCE SHEET
                                                                          DECEMBER 31, 1999

                                                                        (dollars in thousands)


                                                                                    Consolidated        Consolidated
                                                                   Cinergy       The Cincinnati Gas      PSI Energy,
                                                  Cinergy Corp. Services, Inc.   & Electric Company 1/     Inc. 1/
                                                  ------------- --------------   --------------------   --------------
CAPITALIZATION AND LIABILITIES

CURRENT LIABILITIES
  Accounts payable                                     $15,815       $ 22,153              $ 253,115        $ 241,072
  Accounts payable to affiliated companies              33,560              -                 65,256            6,762
  Accrued taxes                                          2,051          4,953                136,118           93,056
  Accrued interest                                       3,131              -                 17,375           26,989
  Notes payable and other short-term obligations             -              -                234,702          232,597
  Notes payable to affiliated companies                      -              -                 60,360            6,707
  Long-term debt due within one year                         -              -                      -           31,000
  Energy risk management current liabilities                 -              -                 60,478           60,478
  Other                                                      -            496                 25,468            1,986
                                                  ------------- --------------   --------------------   --------------
                                                        54,557         27,602                852,872          700,647

NON-CURRENT LIABILITIES
  Long-term debt                                       399,667              -              1,205,916        1,211,552
  Deferred income taxes                                   (438)       (25,473)               720,168          460,748
  Unamortized investment tax credits                         -              -                104,655           42,895
  Accrued pension and other postretirement
    benefit costs                                            -         71,390                154,718          129,103
  Amounts due to customers - income taxes                    -              -                 11,652               -
  Energy risk management non-current liabilities             -              -                 57,644           57,645
  Other                                                    378         25,177                129,142          104,638
                                                  ------------- --------------   --------------------   --------------
                                                       399,607         71,094              2,383,895        2,006,581

         Total Liabilities                             454,164         98,696              3,236,767        2,707,228

CUMULATIVE PREFERRED STOCK OF SUBSIDIARIES
  Not subject to mandatory redemption                        -              -                 20,686           71,911

COMMON STOCK EQUITY
  Common stock                                           1,589              -                762,136                -
  Common stock of subsidiaries                               -              -                      -              539
  Paid-in capital                                    1,597,554            156                562,851          411,198
  Retained earnings (deficit)                        1,064,319              -                335,144          642,569
  Accumulated other comprehensive income (loss)         (9,741)        (1,984)                  (966)           1,391
                                                  ------------- --------------   --------------------   --------------
          Total common stock equity                  2,653,721         (1,828)             1,659,165        1,055,697

                                                   $ 3,107,885       $ 96,868            $ 4,916,618      $ 3,834,836



                                                                         CINERGY CORP.
                                                             CONSOLIDATING BALANCE SHEET (CONTINUED)
                                                                       DECEMBER 31, 1999

                                                                    (dollars in thousands)
                                                         Consolidated     Consolidated
                                                            Cinergy          Cinergy
                                                          Investments,   Global Resources                 Consolidated
                                                            Inc. 1/          Inc. 1/       Eliminations   Cinergy Corp.
                                                         -------------  ----------------- -------------  --------------
CAPITALIZATION AND LIABILITIES

CURRENT LIABILITIES
  Accounts payable                                         $ 189,468           $ 12,936     $      378       $734,937
  Accounts payable to affiliated companies                   273,004              1,155       (379,737)             -
  Accrued taxes                                              (10,606)            (6,306)             -        219,266
  Accrued interest                                                 -              1,859              -         49,354
  Notes payable and other short-term obligations              20,000             62,895              -        550,194
  Notes payable to affiliated companies                            -                  -        (67,067)             -
  Long-term debt due within one year                               -                  -              -         31,000
  Energy risk management current liabilities                   5,726                  -              -        126,682
  Other                                                            -             48,824              -         76,774
                                                        -------------  ----------------- --------------   ------------
                                                             477,592            121,363       (446,426)     1,788,207

NON-CURRENT LIABILITIES
  Long-term debt                                                   -            172,107              -      2,989,242
  Deferred income taxes                                          894             17,732          1,187      1,174,818
  Unamortized investment tax credits                               -                  -              -        147,550
  Accrued pension and other postretirement
    benefit costs                                                706                  -              -        355,917
  Amounts due to customers - income taxes                         -                   -              -         11,652
  Energy risk management non-current liabilities              16,752                  -              -        132,041
  Other                                                        6,115              5,753              -        271,203
                                                        -------------  ----------------- --------------   ------------
                                                              24,467            195,592          1,187      5,082,423

         Total Liabilities                                   502,059            316,955       (445,239)     6,870,630

CUMULATIVE PREFERRED STOCK OF SUBSIDIARIES
  Not subject to mandatory redemption                              -                  -              -         92,597

COMMON STOCK EQUITY
  Common stock                                                     -                  -       (762,136)         1,589
  Common stock of subsidiaries                                     -                  -           (539)             -
  Paid-in capital                                            628,721            143,369     (1,746,295)     1,597,554
  Retained earnings (deficit)                               (565,852)          (112,673)      (299,188)     1,064,319
  Accumulated other comprehensive income (loss)                  (34)            (7,686)         9,279         (9,741)
                                                        -------------  ----------------- --------------   ------------
          Total common stock equity                           62,835             23,010     (2,798,879)     2,653,721

                                                           $ 564,894          $ 339,965   $ (3,244,118)   $ 9,616,948



                                  CINERGY CORP.
            CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY


                             (dollars in thousands)

                                                                        Consolidated         Consolidated
                                                         Cinergy       The Cincinnati Gas        PSI
                                      Cinergy Corp.   Services, Inc.  & Electric Company 1/  Energy, Inc.
                                  -----------------------------------------------------------------------------


BALANCE AT DECEMBER 31, 1998          2,541,231         $   739            $ 1,666,443      $   975,648
Comprehensive income
   Net income (loss)                    403,641               -                233,576          117,199
   Other comprehensive income (loss)
       Foreign currency translation
         adjustment                      (9,781)              -                      -                -
       Minimum pension liability
         adjustment                      (1,239)         (1,227)                   158             (163)
       Unrealized gains on grantor
         and rabbi trusts                 2,086              37                      -            2,049
Comprehensive income (loss) total       394,707          (1,190)               233,734          119,085
Issuance of common stock - net            6,722               -                      -                -
Treasury shares purchased                  (233)              -                      -                -
Treasury shares reissued                  3,660               -                      -                -
Dividends on preferred stock                  -               -                   (856)          (4,601)
Dividends on common stock              (284,545)              -               (250,100)         (35,900)
Contributions from parent company             -               -                      -                -
Contribution from parent company for
   reallocation of taxes                      -             155                  8,920              457
Other                                    (7,821)         (1,532)                 1,024            1,008

BALANCE AT DECEMBER 31, 1999        $ 2,653,721         ($1,828)           $ 1,659,165       $1,055,697





                                  CINERGY CORP.
      CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY (CONTINUED)


                             (dollars in thousands)

                                     Consolidated           Consolidated
                                       Cinergy             Cinergy Global                    Consolidated
                                  Investments, Inc. 1/   Resources, Inc. 1/   Eliminations   Cinergy Corp.
                                  ------------------------------------------------------------------------

BALANCE AT DECEMBER 31, 1998          $ 78,136             $  508,464         $(3,229,430)    $2,541,231
Comprehensive income
  Net income (loss)                    (19,698)                97,465            (428,542)       403,641
  Other comprehensive income (loss)
    Foreign currency translation
      adjustment                             -                 (9,758)              9,758         (9,781)
    Minimum pension liability
      adjustment                            (6)                     -               1,238         (1,239)
    Unrealized gains on grantor
      and rabbi trusts                       -                      -              (2,086)         2,086
Comprehensive income (loss) total      (19,704)                87,707            (419,632)       394,707
Issuance of common stock - net               -                      -                   -          6,722
Treasury shares purchased                    -                      -                   -           (233)
Treasury shares reissued                     -                      -                   -          3,660
Dividends on preferred stock                 -                      -               5,457              -
Dividends on common stock                    -               (217,308)            503,308       (284,545)
Contributions from parent company        4,500               (359,678)            355,178              -
Contribution from parent company for
  reallocation of taxes                    381                  3,825             (13,738)             -
Other                                     (478)                     -                 (22)        (7,821)

BALANCE AT DECEMBER 31, 1999           $62,835               $ 23,010         $(2,798,879)    $2,653,721



1/ See accompanying consolidating statements of changes in common stock equity.

2/   Par values, authorized shares, and outstanding shares are as follows:

                                                   Par Value      Authorized shares  Outstanding shares  Issued shares
                                                                                 (in thousands)
                                    Cinergy          $0.01             600,000            158,665             259 4/
                                       CG&E          $8.50             120,000             89,663               -
                                        PSI    $0.01 stated value       60,000             53,914               -
                                   Services          $0.05                   - 3/               - 3/            -
                                Investments          $0.01                   - 3/               - 3/            -
                           Global Resources          none                    - 3/               - 3/            - 3/

3/ Services and Investments each have authority to issue 100 shares of common stock. At December 31, 1999, Services and Investments had 50 shares and 100 shares, respectively, outstanding. Global Resources has authority to issue 500 shares of no par value common stock. At December 31, 1999, Global Resources had 100 shares outstanding.

4/   Shares issued during 1999.



                                  CINERGY CORP.
                      CONSOLIDATING STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                 (in thousands)

                                                                                             Consolidated         Consolidated
                                                         Cinergy          Cinergy        The Cincinnati Gas &      PSI Energy,
                                                          Corp.        Services, Inc.     Electric Company 1/         Inc.
                                                       -----------     --------------    --------------------    -------------

Operating Activities

   Net income                                          $  403,641      $        -            $   233,576         $    117,199
   Items providing or (using) cash currently:
     Depreciation and amortization                              -           6,869                204,468              136,402
     Deferred income taxes and investment
       tax credits - net                                      411           2,637                  2,366              102,878
     Unrealized (gain) loss from energy
       risk management activities                               -               -                (27,245)             (27,245)
     Equity in unconsolidated subsidiaries                      -               -                      -                    -
     Equity in consolidated subsidiaries                 (423,084)              -                      -                    -
     Gain on sale of investment in unconsolidated
       subsidiaries                                             -               -                      -                    -
     Allowance for equity funds used during construction        -               -                 (2,565)              (1,068)
     Regulatory assets - net                                    -               -                 14,325             (217,549)
     Changes in current assets and current liabilities
        Restricted deposits                                     -            (496)                 1,041                2,414
        Accounts and notes receivable, net of
          reserves on receivables sold                   (269,870)         (5,592)                17,676             (118,183)
        Materials, supplies, and fuel                           -               -                 16,295              (23,045)
        Accounts payable                                   25,070          (8,648)                22,462                 (270)
        Accrued taxes and interest                        (12,654)          2,376                (18,533)              32,809
     Other items - net                                    863,567           4,376                 19,500               42,491
                                                      ------------     -----------           ------------        -------------
        Net cash provided by (used in)
          operating activities                            587,081           1,522                483,366               46,833

Financing Activities
   Issuance of common stock                                 6,722               -                      -                    -
   Issuance of long-term debt                             198,504               -                 19,818              589,225
   Retirement of preferred stock of subsidiaries                -               -                    (26)                  (8)
   Redemption of long-term debt                                 -               -               (164,264)            (379,484)
   Change in short-term debt                             (505,000)            (53)                88 759              (36,804)
   Dividends on preferred stock                                 -               -                   (856)              (4,601)
   Dividends on common stock                             (285,925)              -               (250,100)             (35,900)
                                                        ----------    ------------           ------------        -------------

        Net cash provided by (used in)
          financing activities                           (585,699)            (53)              (306,669)             132,428

Investing Activities
   Construction expenditures (less allowance
     for equity funds used during construction)                 -            (283)              (194,132)            (189,207)
   Acquisition of businesses - net of cash acquired             -               -                      -                    -
   Investments in unconsolidated subsidiaries                   -               -                      -                    -`
   Sale of investment in unconsolidated subsidiaries            -               -                      -                    -
                                                        ----------    ------------           ------------        -------------
        Net cash provided by (used in)
          investing activities                                  -            (283)              (194,132)            (189,207)

Net increase (decrease) in cash and
   temporary cash investments                               1,382           1,186                (17,435)              (9,946)

Cash and temporary cash investments at
   beginning of period                                     10,971              38                 26,989               18,788
                                                      ------------    ------------           ------------        -------------

Cash and temporary cash investments at
   end of period                                         $ 12,353      $    1,224            $     9,554         $      8,842


1/   See accompanying consolidating statements of cash flows.


                                  CINERGY CORP.
                 CONSOLIDATING STATEMENT OF CASH FLOWS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                 (in thousands)


                                                            Consolidated        Consolidated
                                                              Cinergy           Cinergy Global                     Consolidated
                                                        Investments, Inc. 1/  Resources, Inc. 1/  Eliminations     Cinergy Corp.
                                                       ---------------------  ------------------  -------------    -------------


Operating Activities

   Net income                                              $  (19,698)         $   97,465         $  (428,542)     $    403,641
   Items providing or (using) cash currently:
     Depreciation and amortization                              6,242               6,802              (6,963)          353,820
     Deferred income taxes and investment
       tax credits - net                                        2,984             (16,891)              1,682            96,067
     Unrealized (gain) loss from energy
       risk management activities                               7,298                   -                   -           (47,192)
     Equity in unconsolidated subsidiaries                      2,664             (47,568)                  -           (44,904)
     Equity in consolidated subsidiaries                            -                   -             423,084                 -
     Gain on sale of investment in unconsolidated
       subsidiaries                                                 -             (99,272)                  -           (99,272)
     Allowance for equity funds used during construction            -                   -                   -            (3,633)
     Regulatory assets - net                                        -                   -                   -          (203,224)
     Changes in current assets and current liabilities
        Restricted deposits                                         -                   -                   -             2,959
        Accounts and notes receivable, net of
          reserves on receivables sold                          8,445              28,780             220,183          (118,561)
        Materials, supplies, and fuel                           3,236               1,073                (561)           (3,002)
        Accounts payable                                      305,071              (9,520)           (272,575)           61,590
        Accrued taxes and interest                             (6,652)             (8,752)                  -           (11,406)
     Other items - net                                        (27,003)           (449,170)           (498,026)          (44,265)
                                                          ------------         -----------        ------------      -------------
        Net cash provided by (used in)
          operating activities                                282,587            (497,053)           (561,718)          342,618

Financing Activities
   Issuance of common stock                                         -                   -                   -             6,722
   Issuance of long-term debt                                       -               22,400                  1           829,948
   Retirement of preferred stock of subsidiaries                    -                   -                   -               (34)
   Redemption of long-term debt                                     -               (9,443)                 -          (553,191)
   Change in short-term debt                                   20,000               26,640             52,952          (353,506)
   Dividends on preferred stock                                     -                   -               5,457                 -
   Dividends on common stock                                        -             (217,308)           503,308          (285,925)
                                                            ----------        ------------        ------------     -------------

        Net cash provided by (used in)
          financing activities                                 20,000            (177,711)            561,718          (355,986)

Investing Activities
   Construction expenditures (less allowance
     for equity funds used during construction)                (2,671)                  -                   -          (386,293)
   Acquisition of businesses - net of cash acquired           (24,500)                  -                   -           (24,500)
   Investments in unconsolidated subsidiaries                (270,386)            (13,957)                  -          (284,343)
   Sale of investment in unconsolidated subsidiaries                -             690,269                   -           690,269
                                                            ----------         ------------        ------------     -------------
        Net cash provided by (used in)
          investing activities                               (297,557)            676,312                   -            (4,867)

Net increase (decrease) in cash and
   temporary cash investments                                   5,030               1,548                   -           (18,235)

Cash and temporary cash investments at
   beginning of period                                         27,952              15,416                   -           100,154
                                                          ------------         ------------        ------------     -------------

Cash and temporary cash investments at
   end of period                                          $    32,982          $   16,964          $        -       $    81,919




1/   See accompanying consolidating statements of cash flows.

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